Plant And Equipment	12 Months Ended
Dec. 31, 2013
Plant And Equipment [Abstract]
Plant And Equipment

7.  Plant and Equipment

	December 31, 2013			December 31, 2012
	Cost	Accumulated depreciation and write downs	Net	Cost	Accumulated depreciation	Net

Mt. Todd, Australia	$5,472	$1,993	$3,479	$3,497	$1,124	$2,373
Los Cardones, Mexico (Note 6)	-	-	-	1,194	109	1,085
Guadalupe de los Reyes, Mexico	21	5	16	21	3	18
Corporate, United States	780	577	203	556	440	116
Awak Mas, Indonesia	-	-	-	242	242	-
Plant and equipment	$6,273	$2,575	$3,698	$5,510	$1,918	$3,592

Assets held for sale	$10,000	$3,500	$6,500	$10,000	$-	$10,000

As part of the Earn-in Right Agreement (Note 6), Invecture had the right to cause DZ Mexico to acquire certain mill equipment from Vista for $16,000 (the equipment’s then book value) plus certain storage, insurance and transportation costs and any applicable taxes provided that notice of exercise of the right is received by February 7, 2013. During November 2012, Invecture notified us that they would not be exercising this right.  As a result, we wrote the mill equipment down to its estimated fair value of $10,000 ,  at that time  based on an independent assessment from a third party and have classified the mill equipment as assets held for sale.

During the year ended December 31, 2013, given the relatively weak market conditions in the gold mining sector, based on an updated independent assessment from a third party, we recorded a Level 3 (Note 14) impairment charge of $3,500 to further write down the value of the mill equipment which is held for sale.  The impairment charge is based on an estimated sale value of $7,300, net of commissions and other costs to sell of approximately $800 and has been included in our Consolidated Statements of Income/(Loss) and Comprehensive Income/(Loss) for the year ended December 31, 2013.